                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 8, 2004


                                  IMAGEMAX, INC.
                --------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

           Pennsylvania                0-23077             23-2865585
  ------------------------------  ----------------  --------------------------
   (State or Other Jurisdiction      (Commission        (I.R.S. Employer
        of Incorporation or             file             Identification
           Organization)               number)               Number)


             455 Pennsylvania Avenue, Suite 200,
                Fort Washington, Pennsylvania                     19034
---------------------------------------------------------  --------------------
           (Address of Principal Executive Offices)            (Zip Code)


                                 (215) 628-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On January 8, 2004, ImageMax, Inc. (the "Company") filed a Form 15 with the Securities and Exchange Commission (the "SEC") to deregister the Company's common stock and terminate its reporting obligations under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

         The Company expects the de-registration to become effective within ninety (90) days of the filing with the SEC. As a result of the filing of the Form 15, the Company's obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q and 8-K, is immediately suspended. The Company's shares will no longer be eligible to be quoted on the Over The Counter Bulletin Board ("OTCBB").

         A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.       Exhibit:
         -----------       --------
         99.1              Press Release, dated January 8, 2004, issued by the
                           Company reporting that it has filed a Form 15 with the SEC to terminate the registration of its securities under Section 12(g) of the Exchange Act, as amended.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: January 8, 2004               IMAGEMAX, INC.

                                    By:  /s/ Mark P. Glassman
                                    -------------------------------------------
                                          Mark P. Glassman
                                          President and Chief Operating Officer

                                INDEX OF EXHIBITS


         Exhibit No.       Exhibit:
         -----------       --------

         99.1 Press Release, dated January 8, 2004, issued by the Company reporting that it has filed a Form 15 with the SEC to terminate the registration of its securities under Section 12(g) of the Exchange Act, as amended.